EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Provides Update on Optimization Initiatives

Las Vegas, NV and Vancouver, B.C., Canada (February 1, 2024) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operations-focused cannabis company, is pleased to announce updates on its dispensary development schedules and the divestment of the Company’s cultivation and processing operations in Nevada, which is owned through the Company’s wholly-owned subsidiary, DEP Nevada, Inc. (“DEP”).

“We are excited to be moving efficiently on our Illinois and New Jersey dispensary construction projects and look forward to having these operations open in the first half of 2024,” stated Michael Mills, CEO of Body and Mind. “As we continue to focus on prioritizing our new operations in the Illinois and New Jersey markets, we have executed definitive documents to divest our Nevada cultivation and processing assets to a third party. This is a continuation of our strategy of prioritizing our operational focus on what we believe are our highest returning projects.”

The Nevada cultivation and production divestment is by way of a membership interest purchase agreement that has been entered into between DEP and Vegas Brazil LLC (the “Buyer”) on January 31, 2024, whereby DEP shall sell all of the issued and outstanding membership interests (the “Interests”) in Nevada Medical Group, LLC to the Buyer. The purchase price for the Interests to be paid by the Buyer to DEP is $2 million, which consists of: (i) a cash deposit of $250,000 which has already been paid; (ii) $750,000 in cash to be paid within six months of receipt of regulatory approval by the Nevada Cannabis Compliance Board (the “Regulatory Approval”), which cash payment will be covered by a personal guarantee of an affiliate of the Buyer; and (iii) a secured promissory note in the amount of $1,000,000 (the “Note”) to be delivered by the Buyer to DEP on the closing date, and which Note will be personally guaranteed by an affiliate of the Buyer. The purchase price is subject to a working capital adjustment, whereby the purchase price will be increased or decreased by the amount the working capital exceeds or falls short of the target working capital amount, respectively. The Note shall bear interest at the applicable federal rate as of the closing date and the Note will be paid in six (6) equal monthly payments with the first payment occurring on the seven month anniversary of the closing date. Closing shall occur no later than fifteen (15) calendar days following receipt of Regulatory Approval and satisfaction or waiver, if applicable, of all closing conditions, or in such other manner or at such other time or date as the parties may mutually agree in writing. The buyer has agreed to assume all operational costs during the transition period as well as assumption of long-term leases.

“Our cultivation and production teams in Nevada have been producing quality craft cannabis since the Nevada market opened for legal medical cannabis and I’m proud of what we built,” stated Trip Hoffman, COO of Body and Mind. “We are excited to focus our attention on a smaller subset of opportunities and continue to look for new opportunities that map to our more disciplined growth plans.”

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New Jersey Update

The Lawrenceville Township, New Jersey dispensary construction is advancing with demolition complete and final building plans approved. Building permits are expected soon and the tenant improvement will begin thereafter for the renovation of the existing 4,100 square foot project. The dispensary is being designed for high volume sales with a focus on retail efficiency, easy access off Route 1 and over 150 parking spaces.

Illinois Update

Construction at the Lynwood, Illinois dispensary is moving quickly with all exterior work completed on the building. Electrical, mechanical and infrastructure is completed with the interior of the building expected to be fully completed around March 1st. “We are excited to be nearing the opening of this dispensary and anticipate strong performance based on the ongoing improvements of our Markham store and this new store’s close proximity to Indiana,” stated Trip Hoffman, COO of Body and Mind.

Share Issuance under Strategic Advisory Agreement

Pursuant to a Strategic Advisory Services Agreement entered into between the Company and Bengal Impact Partners, LLC (“Bengal”), dated January 6, 2023 (the “Advisory Agreement”), whereby Bengal provides strategic advisory and other services to the Company, the Company intends to issue 2,700,393 shares to Bengal as partial payment for advisory services provided up to January 6, 2024, as the Advisory Agreement provides that a certain portion of the annual fee may be paid in cash or equity at the Company’s discretion

The shares to be issued to Bengal have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws, and will be issued pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. Such shares will be issued as “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and will also be subject to a four month and a day hold period from the date of issuance under applicable Canadian securities laws.

About Body and Mind Inc.

BaM is an operations-focused cannabis company with active retail operations in Arkansas, Illinois and California, pending retail operations in New Jersey, and craft cultivation operations in Arkansas. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint. We also believe that our team’s core operational skillsets will create significant future shareholder value as the cannabis industry matures.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

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Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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